NVIT Cardinalsm Moderately Aggressive Fund
Summary Prospectus May 1, 2010

Class I  /  Class II
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The NVIT Cardinalsm Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.15%	0.15%

Acquired Fund Fees and Expenses	0.77%	0.77%

Total Annual Fund Operating Expenses	1.12%	1.37%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.05)%	(0.21)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.07%	1.16%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

NSP-CD-MAG 5/10

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$109	$351	$612	$1,359

Class II shares	118	413	730	1,628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.09% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in Underlying Funds that invest in fixed-income securities in order to generate investment income. Consistent with the investment strategy, as of the date of this Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit

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risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 55% Dow Jones Wilshire 5000 Composite Index, 25% MSCI Europe, Australia and Far East Index, and 20% Barclays Capital U.S. Aggregate Bond Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  14.38% – 3rd qtr. of 2009
Worst Quarter:  −7.16% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	26.69%	−4.51%

Class II Shares	26.58%	−4.58%

Dow Jones Wilshire 5000 Index (reflects no deduction for fees or expenses)	28.30%	−6.44% (Since March 31, 2008)

Moderately Aggressive Fund Composite Index (reflects no deduction for fees or expenses)	25.16%	−4.40% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

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Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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